EXHIBIT 99.1

3D Systems Announces Conference Call and Webcast to Discuss Fourth Quarter and Full Year 2015 Results

  Expects to record non-cash goodwill and intangibles impairment charge of $510 million to $570 million
  Expects to report revenue of approximately $183 million for the fourth quarter of 2015
  Conference Call and Webcast to Discuss Fourth Quarter and Full Year 2015 Results on February 29, 2016

ROCK HILL, S.C., Feb. 11, 2016 (GLOBE NEWSWIRE) --  3D Systems (NYSE:DDD) announced today that it plans to hold a conference call and simultaneous webcast to discuss its financial results for the fourth quarter and full year of 2015 on Monday, February 29, 2016, at 8:30 a.m. Eastern Time.

In connection with its annual goodwill and intangibles testing, the company expects to record a non-cash goodwill and intangibles impairment charge in the fourth quarter of 2015 in the range of $510 million to $570 million. These impairment charges will not impact the company’s future business activities or cash flows. As of December 31, 2015, the company closed the quarter with approximately $156 million of cash on hand and had no borrowings under its $150 million revolving credit facility.

Additionally, the company expects to report revenue for the fourth quarter of approximately $183 million and that the previously disclosed charge related to inventory write downs and purchase commitments in connection with its shift away from consumer products will be approximately $27 million.

“Industry conditions remain challenging and demand may be uneven in the coming periods. However, we are confident about the long-term opportunities for our technology and solutions,” commented Andy Johnson, Interim President & CEO and Chief Legal Officer, 3D Systems. “We are prioritizing our resources around professional and industrial applications to foster sustainable growth and improve profitability.”

The company plans to release its fourth quarter and full year 2015 financial results and file its Form 10-K on February 29, 2016.

These are preliminary results and estimates based on current expectations and are subject to year-end closing adjustments and completion of goodwill and intangibles impairment testing. Actual results may differ.

Fourth Quarter and Full Year 2015 Conference Call

Date: Monday, February 29, 2016

Time: 8:30 a.m. Eastern Time

Listen via Internet: www.3dsystems.com/investor

Participate via telephone:

Within the U.S.:  1-877-407-8291
Outside the U.S.:  1-201-689-8345

The recorded webcast will be available beginning approximately two hours after the live presentation at www.3dsystems.com/investor.

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements.  In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking.  Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company.  The factors described under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk Factors,” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. 3D Systems undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law.

About 3D Systems
3D Systems provides advanced and comprehensive 3D digital design and fabrication solutions, including 3D printers, print materials and custom-designed parts. Its powerful ecosystem transforms entire industries by empowering users to bring their ideas to life using its vast material selection, including plastics, elastomers, metals and bio-compatible materials. 3D Systems’ personalized medicine capabilities include end-to-end simulation, training and planning, and printing of patient-specific surgical instruments and medical and dental devices. Its 3D digital design, fabrication and inspection products provide seamless interoperability and incorporate immersive computing technologies. 3D Systems’ products and services disrupt traditional methods, deliver improved results and empower its customers to manufacture the future.

More information on the company is available at www.3dsystems.com

Investor Contact: Stacey Witten
Email: investor.relations@3dsystems.com

Media Contact: Timothy Miller
Email: Press@3dsystems.com